Exhibit 99.2

CSK Auto Corporation

Forward-Looking Statements The following information contains, or may be deemed to contain, "forward- looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The forward-looking statements are subject to risks, uncertainties, and assumptions, including, but not limited to, competitive pressures and impacts, demand for our products, factors impacting procurement of import products, fluctuations in and the overall condition of the economy, inflation, consumer debt levels, factors impacting consumer spending and driving habits, conditions affecting new store development, weather conditions, compliance with Section 404 of the Sarbanes Oxley Act, and litigation and regulatory matters. The future results of the Company may vary from the results expressed in, or implied by, the following forward-looking statements, probably to a material degree. For discussion of some of the important factors that could cause the Company's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our periodic and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements. Earnings per share and other financial data are presented on a comparable basis.

OPERATIONS OVERVIEW Don Watson, Sr. VP & CFO

Automotive Aftermarket: $106 Billion Dollar Industry (1) Source: AAIA 2004/2005 edition - pg 11. CAGR: Compounded Annual Growth Rate *Does not include labor or tire sales 2002 2003 2004 Est. 2005 Est. Do-It-For-Me (DIFM) 69.495 72.147 75.281 78.385 Do-It-Yourself (DIY) 33.067 34.193 35.436 36.705 3.9% CAGR (3 Years)

Consolidation Provides Rational Competition Remaining players make up larger share of the market *Total Auto Parts Stores are for 1997 and 2002 respectively. Sources: U.S. Census Bureau; AAIA Factbook: 2004/2005, p. 59 Total Auto Parts Stores* 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 1997 1997 12% 88% Top 10 Retailers Rest of Industry 2002 25% 75% Top 5 Retailers Rest of Industry 42,519 35,590 2002 Total store count in the industry has decreased dramatically Highly fragmented industry

2000 2001 2002 2003 Miles of Travel 2747 2781 2856 2880 Average Vehicle Age 8.8 8.85 8.9 9.1 Miles of Travel (Billions) Long-Term Industry Growth Drivers Older vehicles with more mileage = More dollars spent on Automotive and Maintenance Repairs Average Vehicle Age (Years) Source: AAIA Factbook 2004/2005 edition - Page 38,40

Long-Term Industry Growth Drivers 2000 2001 2002 2003 Registered Vehicles 212.276 216.484 220.942 225.844 1.08 1.09 1.10 1.11 Source: AAIA Factbook 2004/2005 edition - Page 36,37 Registered Vehicles per Licensed Driver Continued growth in vehicle population Increasing number of vehicles per licensed driver

Number of SUVs/Light Trucks Is Growing SUVs/Light Trucks (% of Light Vehicle Sales) Annual Operating Costs SUVs/Light Trucks Require Higher Repair and Maintenance Dollars Source: AAIA Factbook 2004/2005 edition - Page 35,41. Costs include Gasoline, Oil, Maintenance, and Tires. 1991 2002 2003 East 0.341 0.506 0.532 Cars SUVs/Light Trucks East 1403.35 1534.28

WHO IS CSK AUTO? Founded in 1969 Founded in 1917 Founded in 1947 High Unaided Name Recognition Three Brand Names = One Fully Integrated Operating Format

Dominant Auto Parts Retailer in Western U.S. #1 market position in 23 out of 28 geographic markets based on store count HI 10 MT 10 MN 57 WY 10 UT 43 AZ 112 NV 40 CO 70 NM 28 TX 15 ND 7 SD 4 WI 28 MI 1 Checker Auto Parts AK 11 OR 46 WA 143 ID 31 Schuck's Auto Supply CA 472 Kragen Auto Parts As of May 1, 2005 - 1,138 Stores

Why Customers Shop CSK Auto Convenient Locations

Superior Customer Service Customer service is an integral part of CSK Auto's culture Greet the customer Respond to customer's needs Expedite the customer's transaction Ask the customer if you can be of further assistance Thank the customer

G.R.E.A.T. Rewards Program

Innovative Merchandising Strategy First to market High performance products Successful Garage Category

Great Selection. Greater Value. More than you thought, For less than you think!

Broad Availability of Brand Name Products Brakes Starters & Alternators Attractive Parts Mix Accessories Assortment Tools Filters Performance Chemicals

Profitable Commercial Business Represents approximately 18% of total business Leverages existing infrastructure investments Highly successful national account program Increasing market share Commercial Center Customer Direct To

Precision Pricing Strategy Central pricing department sets pricing at individual store level Competitive pricing by individual store competition 5% price beat guarantee reinforces customer confidence Flexible Pricing Strategy Enhances Margins and Profitability

Integrated Inventory Sourcing System Greatest Number of Available Products for Our Customers Sku counts are approximate In Store 18,000 Skus On-Line Vendor Network 250,000 Skus Priority Parts Depots 65,000 Skus Next Day Parts 1,000,000 Skus Special Order Parts 3,000,000 Skus

Highly Efficient Delivery System AK HI CA OR WA MO ID MN WY UT AZ NV CO NM TX ND SD WI MI Network of strategically located priority parts depots Regional Distribution Centers Main Distribution Centers Priority Parts Depots

Customer Friendly and Efficient Store- Level Systems + Satellite-based, point-of-sale systems Investment in Systems Provides Significant Competitive Advantage = CSK Advantage + Comprehensive electronic parts catalog + On-line commercial signature capture + Kiosk systems for customer parts look-up

Advertising & Marketing Print Motor Sports Baseball

FINANCIAL OVERVIEW Ed O'Brien, VP Finance & Controller

Capital Structure $400 million senior secured bank facility $255 term loan*(LIBOR + 200 bps) $145 revolving credit No Borrowing on revolver Cash on-hand in excess of $90 million Minimal amortization until 2010 Excellent Liquidity for Expansion *Current balance on term loan is $252.5 million **$100 million of the $225 million subject to variable rate in connection with interest rate swap entered into in April 2004 $225 million of 7% senior subordinated notes due 2014**

Sales Growth 1998 2000 2002 2004 Sales 1004.4 1452.1 1506.6 1577.5 ($ in thousands) 57.2% Growth In Six Years

Targeted Operating Metrics Comparable Store Sales Growth Approx. 2-3% Operating Margin +40-60 bps annually Net Income Expansion +15% annually Free Cash Flow +80-90mm annually

Operating Margin Expansion Opportunities Increasing Our Sales Base Accelerating our new stores growth Better Acquisition Cost of Inventory Leveraging Fixed Cost Structure + + + EBIT Margin Opportunity of 40 - 60 bps Annually

Operating Income 2002 2003 2004 Q1 2005 Op Income 71.624 84.503 96.128 21.8 ($ in millions) % of Sales 4.8% 5.4% 6.1% 5.5%

2002 2003 2004 2005E Store count 1109 1114 1134 1166 New and relocated stores 17 25 40 50 Total Store Count Acceleration of New Store Growth New and Relocated Stores

New Store Economics Dynamics of a New Store* ($000) Land and Construction Costs $ 1,468.4 Less Sale of Building $ (1,468.4) Total Land and Construction Costs $ 0 Fixtures and Equipment $ 112.4 Signage $ 18.5 Net Incremental Inventory Cost $ 122.0 Pre-Opening Cost $ 46.2 Total Cash Investment $ 299.1 * Costs shown based on average of recent sale-leaseback transactions.

2001 2002 2003 2004 2005E Interest 62.8 63.5 52.4 33.5 34.8 Interest Expense 4-Year Overall Reduction of 44%

EBITDA Growth* 2001 2002 2003 2004 2005E EBITDA 110.2 123.9 137.3 142.1 150.9 *EBITDA, as adjusted for non-comparable items

2001 2003 2004 2005E Total Net Debt 660.3 489.505 440.765 360.575 Company Focus on Reducing Net Debt Cash On-Hand in Excess of $90 million ($ in Millions) 45.4% Overall Reduction

Key Statistics ($ in Millions) 2001 2002 2003 2004 Inventory (FIFO) $519.8 $531.2 $522.8 $538.4 Accounts Payable $157.3 $173.8 $177.2 $178.4 *Operating Cash Flow $(5.9) $36.6 $52.6 $101.9 Capital Expenditures ($15.4) ($10.1) ($19.0) ($26.3) Free Cash Flow ($21.3) $26.5 $33.6 $75.6 Accounts Payable to Inventory 30% 33% 34% 33% Total Debt to Capitalization 69% 54% 37% 42% *Net cash provided by operating activities

Investment Highlights Dominant auto parts aftermarket retailer in the Western U.S. Industry fundamentals very strong Innovative and industry-leading merchandising strategy Financial highlights: $219.5 million net debt reduction since 2001 Generated $75.6 million free cash flow in 2004 Net debt = total debt less cash and cash equivalents

Strong Corporate Governance Practices Institutional Shareholder Services, Which Ranks Companies' Corporate Governance Practices, Ranks CSK Auto as a Leader in the Russell 3000 Index and CSK's Retailing Industry Group Board of Directors Composed of a Majority of Independent Directors Board Committees Composed Solely of Independent Directors Corporate Governance Guidelines, Policies, and Practices Reflect Best Standards of Corporate Governance See www.cskauto.com , "Investor Relations" for additional information concerning the Company's corporate governance.

Reconciliation of GAAP Net Income to Adjusted EBITDA

Reconciliation of EBITDA to Cash Flow from Operating Activities and of Net Debt to Total Debt

This presentation is available at our website www.cskauto.com Click "Investors," then "Presentations"

CSK Auto Corporation